The Royce Fund
Supplement to the Prospectus
dated May 1, 2010
Royce Asia-Pacific Select Fund

Effective September 30, 2010, the first and second paragraphs in the section of the prospectus entitled "Principal Investment Strategy" are replaced in their entirety with the following:

"Royce & Associates, LLC ("Royce"), the Fund's investment adviser, may invest the Fund's assets in both long and short positions in equity securities of companies that are domiciled or headquartered in a country within the Asia-Pacific region or trade principally on a stock exchange, or in an over-the-counter market, in a country within the Asia-Pacific region. The long portion of the Fund's portfolio will be invested primarily in a limited number (generally less than 100) of the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion. When selecting securities for the Fund, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships and these factors have to the price of a given security.

        Normally, the Fund invests at least 80% of its net assets in: the equity securities of companies that are domiciled or headquartered in a country within the Asia-Pacific region; the equity securities of companies that trade principally on a stock exchange, or in an over-the-counter market, in a country within the Asia-Pacific region; American Depositary Receipts ("ADRs"), which represent indirect ownership of securities issued by companies within the Asia-Pacific region and are publicly traded on exchanges or over-the-counter in the United States; and passively managed exchange-traded-funds ("ETFs") that are principally traded in, or whose investments are tied economically to, markets in the Asia-Pacific region. Countries in the Asia-Pacific region include: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. No more than 35% of the Fund's net assets may be invested in the securities of companies that are domiciled in "developing countries." Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund's Statement of Additional Information)."

September 29, 2010